UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 16, 2012
(Date of earliest event reported)

THOMAS & BETTS CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

1-4682	22-1326940
(Commission File Number)	(IRS Employer Identification No.)

8155 T&B Boulevard
Memphis, Tennessee 38125
(Address of Principal Executive Offices)(Zip Code)

(901) 252-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement.

In connection with the Merger (as defined below), on May 16, 2012, Thomas & Betts Corporation (the “Company”) paid in full all amounts outstanding under (i) the Third Amended and Restated Credit Agreement, dated as of August 11, 2011, among the Company, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, and (ii) the Credit Agreement, dated as of August 11, 2011, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent, and, in each case, the Company terminated the commitments thereunder.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On May 16, 2012, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 29, 2012, by and among the Company, ABB Ltd, a corporation organized under the laws of Switzerland (“ABB”), and Edison Acquisition Corporation, a Tennessee corporation and a wholly-owned indirect subsidiary of ABB (“Merger Sub”), the Company was acquired by ABB through a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned indirect subsidiary of ABB (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”) (i) each outstanding share of common stock, par value $0.10 per share, of the Company (the “Common Stock”), other than shares of Common Stock held by the Company, ABB, Merger Sub or any other subsidiary of ABB or the Company, was converted into the right to receive $72.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), (ii) each option to purchase Common Stock, whether vested or unvested, was (a) converted into the right to receive an amount in cash equal to the spread value of the option (which value is calculated as the Merger Consideration minus the exercise price of the option, multiplied by the number of shares of Common Stock subject to the option) or (b) at the election of the optionholder, converted into an option to purchase ABB American Depositary Shares, (iii) each restricted share of Common Stock, whether vested or unvested, was converted into the right to receive the Merger Consideration and (iv) each other Company equity award, whether vested or unvested, was converted into the right to receive the Merger Consideration, minus any exercise or base price applicable to the award, multiplied by the number of shares of Common Stock subject to the award.  Each such award that was subject to performance-based vesting conditions vested based on the attainment of those conditions as of the Effective Time.  The aggregate value of consideration paid in connection with the Merger was approximately $3.9 billion.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on January 30, 2012, and which is incorporated herein by reference.

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 16, 2012, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that trading of the Common Stock on the NYSE be suspended following the close of trading on May 16, 2012.  In addition, the Company requested that the NYSE file with the SEC an application on Form 25 to delist the Common Stock from the NYSE and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company intends to file with the SEC a Form 15 to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03                      Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.03 is incorporated herein by reference.

Item 5.01                      Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the directors of Merger Sub at the Effective Time became the directors of the Surviving Corporation.  In connection therewith, each of Dominic J. Pileggi, Michael L. Ducker, Jeananne K. Hauswald, Dean Jernigan, Ronald B. Kalich, Sr., Kenneth R. Masterson, Jean-Paul Richard, Rufus H. Rivers, Kevin L. Roberg and David D. Stevens resigned from the Company’s board of directors.  Also in connection with the Merger, the officers of the Company at the Effective Time became the officers of the Surviving Corporation.  Following consummation of the Merger, Dominic J. Pileggi will be reappointed as Chairman of the Company’s board of directors and Charles Treadway will be appointed as Chief Executive Officer of the Company.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the charter and bylaws of the Surviving Corporation were amended and restated in their entirety.  The amended and restated charter and amended and restated bylaws of the Surviving Corporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 8.01                      Other Events.

On May 16, 2012, the Company and ABB issued a joint press release announcing the completion of the Merger.  The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Exhibit Description
2.1
Agreement and Plan of Merger, dated as of January 29, 2012, by and among ABB Ltd, Edison Acquisition Corporation and Thomas & Betts Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2012)

3.1	Amended and Restated Charter of Thomas & Betts Corporation
3.2	Amended and Restated Bylaws of Thomas & Betts Corporation
99.1	Joint Press Release of the Company and ABB dated May 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation (Registrant)

By:	/s/ J.N. Raines
J.N. Raines
Vice President, General Counsel and Secretary

Date:  May 16, 2012

Exhibit Index

Exhibit Number	Exhibit Description
2.1
Agreement and Plan of Merger, dated as of January 29, 2012, by and among ABB Ltd, Edison Acquisition Corporation and Thomas & Betts Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2012)

3.1	Amended and Restated Charter of Thomas & Betts Corporation
3.2	Amended and Restated Bylaws of Thomas & Betts Corporation
99.1	Joint Press Release of the Company and ABB dated May 16, 2012